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                                                                    EXHIBIT 23.2




                         Consent of Independent Auditors




We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 26, 2001, in the Registration Statement (Form S-11 No. 333-76609) and related Prospectus of Cornerstone Realty Fund, LLC for the registration of 100,000 units.
                                                           /s/ ERNST & YOUNG LLP

Irvine, California
April 10, 2001